As filed pursuant to Rule 497

Under the Securities Act of 1933

Registration No 333-118225

811-21230

FIRST SUNAMERICA LIFE INSURANCE COMPANY

FS VARIABLE ANNUITY ACCOUNT NINE

Supplement to the

OVATION ADVANTAGE VARIABLE ANNUITY PROSPECTUS

(F-2944-PRO (5/05))

DATED MAY 2, 2005

This supplement replaces the supplement dated May 2, 2005.

You may elect the Access Protector feature if you purchased your contract on or after May 16, 2005.

The following replaces the second sentence of footnote 4 to the Fee Table on page 7, the second sentence under the subheading “What is the fee for Access Protector?” on page 24 and the second sentence under the heading Optional Access Protector Fee on page 34 of the prospectus:

The fee is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

The following replaces the second sentence of footnote 5 to the Fee Table on page 7, the third sentence under the subheading “What is the fee for Capital Protector?” on page 28 and the second sentence under the heading Optional Capital Protector Fee on page 34 of the prospectus:

The fee is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

Date: May 16, 2005

Please keep this Supplement with your Prospectus

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